UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2020

KENTUCKY BANCSHARES, INC.

(Exact Name of Registrant as specified in Charter)

Kentucky	000-52598	61-0993464
(State or other	(Commission	(IRS Employer
jurisdiction of incorporation)	File Number)	Identification No.)

P.O. Box 157, Paris, Kentucky (Address of principal executive offices)	40362-0157 (Zip code)

(859)987-1795

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

◻  Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

◻  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	KTYB	OTCQX

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ◻

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7.01Regulation FD Disclosure.

The Kentucky Bancshares, Inc. (the “Company”) Annual Meeting of Shareholders (the “Annual Meeting”) is scheduled for Tuesday, June 16, 2020 at 11:00 a.m., in virtual format. During the course of the Annual Meeting, management of the Company will present financial and other information to those attending. The presentation, which includes certain information regarding the Company’s financial results, business strategies and trends, is intended to be made available to shareholders, analysts and investors. The slides for the presentation are attached as Exhibit 99.1 to this Current Report and are incorporated by reference herein.

The information in this Form 8-K provided under Item 7.01, including all exhibits attached hereto, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

The Company is not undertaking to update this presentation. This report is not intended as a statement concerning the materiality of any information contained in the presentation.

Item 9.01Financial Statements and Exhibits.

(d)Exhibits.

The following exhibit is furnished herewith:

Exhibit No.Description of Exhibit

99.1Annual Meeting Presentation

Forward-Looking Statements

Except for historical information contained herein, the discussion in this Report may include certain forward looking statements based upon management expectations. Actual results and experience could differ materially from the anticipated results or other expectations expressed in the forward-looking statements. Factors which could cause future results to differ from these expectations include the following: change in economic conditions in the markets we serve; changes in laws or regulatory enforcement; monetary and fiscal policies of the federal government; changes in interest rates; demand for financial services; the impact of our continuing growth strategy; and other factors, including various “risk factors” set forth in our most recent annual report on Form 10-K and in other reports we file from time to time with the Securities and Exchange Commission. Our annual report on Form 10-K and these other reports are available publicly on the SEC website, www.sec.gov, and on the Company's website, www.kybank.com.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

April
KENTUCKY BANCSHARES, INC.

Date: June 16, 2020	By	/s/ Gregory J. Dawson
Gregory J. Dawson
Chief Financial Officer